

<ARTICLE> 5
<LEGEND> This schedule contains summary financial information extracted from financial statements for the year ended December 31, 1999 and is qualified in its entirety by reference to such financial statements.
</LEGEND>
<MULTIPLIER> 1,000,000

<PERIOD-TYPE>                   YEAR
<FISCAL-YEAR-END>                         DEC-31-1999
<PERIOD-START>                            JAN-01-1999
<PERIOD-END>                              DEC-31-1999
<CASH>                                            254
<SECURITIES>                                      294
<RECEIVABLES>                                   3,233<F1>
<ALLOWANCES>                                        0<F1><F2>
<INVENTORY>                                     2,594
<CURRENT-ASSETS>                               11,734
<PP&E>                                         10,929
<DEPRECIATION>                                  5,728
<TOTAL-ASSETS>                                 26,635
<CURRENT-LIABILITIES>                           8,178
<BONDS>                                         9,928
<PREFERRED-MANDATORY>                               0<F2>
<PREFERRED>                                         0<F2>
<COMMON>                                          407
<OTHER-SE>                                      5,058
<TOTAL-LIABILITY-AND-EQUITY>                   26,635
<SALES>                                        18,559
<TOTAL-REVENUES>                               19,702
<CGS>                                          14,481
<TOTAL-COSTS>                                  18,208
<OTHER-EXPENSES>                                (196)
<LOSS-PROVISION>                                    0<F2>
<INTEREST-EXPENSE>                                269
<INCOME-PRETAX>                                 1,421
<INCOME-TAX>                                      455
<INCOME-CONTINUING>                               946
<DISCONTINUED>                                      0<F2>
<EXTRAORDINARY>                                     0<F2>
<CHANGES>                                           0<F2>
<NET-INCOME>                                      946
<EPS-BASIC>                                      2.66
<EPS-DILUTED>                                    2.63

<F1> Notes and accounts receivable trade are reported net of allowances for doubtful accounts in the Statement of Financial Position.
<F2> Amounts inapplicable or not disclosed as a separate line on the Statement of Finanical Position or Results of Operations are reported as zero herein.


